UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

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Humanigen, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-35798 (Commission File No.)	77-0557236 (IRS Employer Identification No.)

830 Morris Turnpike, 4th Floor
Short Hills, New Jersey 07078

(Address of principal executive offices, including zip code)

(973) 200-3010

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events

Humanigen, Inc. (the “Company”) provides the following regulatory updates on lenzilumab™:

Lenzilumab in COVID-19

On June 30, 2022, the Company issued a press release confirming that the Company had received notice from the National Institute of Allergy and Infectious Diseases (“NIAID”) that it has completed database lock for its Big Effect Trial of lenzilumab (“BET-B”) being conducted in collaboration with the National Institutes of Health (“NIH”) public-private partnership Accelerating COVID-19 Therapeutic Innovations and Vaccines-5 (“ACTIV-5”). The Company expects to receive topline results from NIH/NIAID in July.

Lenzilumab in chimeric antigen receptor T-cell (“CAR-T”)

The Company’s study to evaluate the efficacy and safety of lenzilumab combined with two FDA-approved CAR-T therapies in non-Hodgkin lymphomas, known as SHIELD, is now expected to dose its first patient in the third quarter of 2022. SHIELD will study lenzilumab for the prevention of CAR-T therapy-related toxicities including immune effector cell associated neurotoxicity (“ICANS”) and cytokine release syndrome (“CRS”).

Lenzilumab in Acute Graft versus Host Disease (“aGvHD”)

The study of lenzilumab as a companion to allogeneic hematopoietic stem cell therapy (“HSCT”) for patients with hematological cancers to prevent/treat aGvHD conducted by the IMPACT Partnership in the United Kingdom, known as the RATinG study, is now expected to dose its first patient in the third quarter of 2022.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements reflect management's current knowledge, assumptions, judgment, and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and you should be aware that actual events or results may differ materially from those contained in the forward- looking statements. Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals," "accelerate," "continue," and similar expressions identify forward-looking statements, including, without limitation, statements regarding the anticipated time for release of topline data from the ACTIV-5/BET-B study; and statements regarding the expected timing of the first patient dosed in the RATinG and SHIELD studies; and other statements regarding our plans relating to lenzilumab.

Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the risks inherent in the Company’s lack of profitability and need for additional capital to grow its business; the Company’s dependence on partners to further the development of its product candidates; the uncertainties inherent in the development, attainment of the requisite regulatory authorizations and approvals and launch of any new pharmaceutical product; the outcome of pending or future litigation or arbitration; and the various risks and uncertainties described in the "Risk Factors" sections of the Company’s latest annual and quarterly reports and other filings with the SEC.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You should not rely upon any forward-looking statements as predictions of future events. The Company undertakes no obligation to revise or update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof, to reflect new information or the occurrence of unanticipated events, to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, in each case, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANIGEN, INC.

By:	/s/ Cameron Durrant
Name: Cameron Durrant
Title: Chairman of the Board and Chief Executive Officer

Dated: June 30, 2022